Stock Options and Warrants	12 Months Ended
Dec. 31, 2011
Stock Options and Warrants [Abstract]
Stock Options and Warrants

Note 7 – Stock Options and Warrants

The Corporation measures the cost of employee services received in exchange for equity awards, including stock options, based on the grant date fair value of the awards. The cost is recognized as compensation expense over the vesting period of the awards. The Corporation is required to estimate the fair value of all stock options on each grant date, using an appropriate valuation approach such as the Black-Scholes option pricing model.

The Corporation’s 2006 Stock Incentive Plan (the “Plan”) was approved by shareholders on April 23, 2007. Under the Plan, the Corporation is authorized to grant options to key employees for up to 225,000 shares of common stock. The Corporation believes the Plan serves to better align the interests of its employees with those of its shareholders. Option awards are generally granted with an exercise price equal to the market price of the Corporation’s stock at the date of grant. The option awards vest based upon a three year to five year schedule, with the first tranche vesting as of April 23, 2008, and have 10-year contractual terms.

During 2007, the Corporation issued 180,000 stock options. Based on the fair market value at the grant date using the Black-Scholes option pricing model, the compensation cost recognized by the Corporation for the portion of the equity awards earned during 2011 and 2010 was $0 and $3,695 respectively. No income tax benefit was recognized in the income statement for share based compensation (see Note 8). There is no difference between basic and diluted loss per share due to the anti-dilutive effect of outstanding options at December 31, 2010. No additional options were granted during 2011 or 2010.

In 2006, the Corporation issued warrants to organizers to purchase 184,000 shares of common stock at an exercise price of $10.00 per share. The warrants expire in 2016.

The Corporation uses a Black-Scholes formula to estimate the calculated value of its share-based payments. The volatility assumption used in the Black-Scholes formula is based on the volatility of the America’s Community Bankers index as quoted on the NASDAQ exchange. The Corporation calculated the historical volatility using the closing total returns for that index for the 3 years immediately prior to the grant date.

The aggregate intrinsic value of the options represents the total pretax intrinsic value (i.e., the difference between the Corporation’s closing stock price on the last trading day of our fiscal year and the exercise price, times the number of shares) that would have been received by the option holders had all option holders exercised their options on that date. As of December 31, 2011, all outstanding and exercisable options are out of the money (options have an exercise price that exceeds market value), and they are assumed to have no intrinsic value. The intrinsic value of the options changes based on the fair market value of the Corporation’s stock. As of December 31, 2011 and 2010, outstanding options were 82,500. Options available to be exercised at a price of $10 were 72,500 at the end of 2011 versus 62,500 at year end 2010. There were no options exercised for the three years ended December 31, 2011.